Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of DuPont Fabros Technology, Inc. (the “Company”) for the period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Hossein Fateh and Mark L. Wetzel, President and Chief Executive Officer and Executive Vice President, Chief Financial Officer and Treasurer, respectively, of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2010	By:	/s/ Hossein Fateh
	Name:	Hossein Fateh
	Title:	President and Chief Executive Officer

	By:	/s/ Mark L. Wetzel
	Name:	Mark L. Wetzel
	Title:	Executive Vice President, Chief Financial Officer and Treasurer